EXHIBIT 23.5

CONSENT OF INDEPENDENT AUDITOR

We consent to the incorporation by reference in this Registration Statement on Schedule B of our report dated June 22, 2015 (July 31, 2015 as to “Significant subsequent events”) relating to the financial statements of the general account of Japan International Cooperation Agency as of and for the year ended March 31, 2015 appearing in the Annual Report on Form 18-K of Japan International Cooperation Agency for the year ended March 31, 2016, and to the reference to us under the heading “Experts” in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE TOUCHE TOHMATSU LLC

Tokyo, Japan

March 8, 2017

Exh. 23.5-1

CONSENT OF INDEPENDENT AUDITOR

We consent to the incorporation by reference in this Registration Statement on Schedule B of our report dated June 22, 2015 relating to the financial statements of the finance and investment account of Japan International Cooperation Agency as of and for the year ended March 31, 2015 appearing in the Annual Report on Form 18-K of Japan International Cooperation Agency for the year ended March 31, 2016, and to the reference to us under the heading “Experts” in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE TOUCHE TOHMATSU LLC

Tokyo, Japan

March 8, 2017

Exh. 23.5-2

CONSENT OF INDEPENDENT AUDITOR

We consent to the incorporation by reference in this Registration Statement on Schedule B of our report dated June 22, 2016 (July 29, 2016 as to “Significant subsequent events”) relating to the financial statements of the general account of Japan International Cooperation Agency as of and for the year ended March 31, 2016 appearing in the Annual Report on Form 18-K of Japan International Cooperation Agency for the year ended March 31, 2016, and to the reference to us under the heading “Experts” in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE TOUCHE TOHMATSU LLC

Tokyo, Japan

March 8, 2017

Exh. 23.5-3

CONSENT OF INDEPENDENT AUDITOR

We consent to the incorporation by reference in this Registration Statement on Schedule B of our report dated June 22, 2016 relating to the financial statements of the finance and investment account of Japan International Cooperation Agency as of and for the year ended March 31, 2016 appearing in the Annual Report on Form 18-K of Japan International Cooperation Agency for the year ended March 31, 2016, and to the reference to us under the heading “Experts” in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE TOUCHE TOHMATSU LLC

Tokyo, Japan

March 8, 2017

Exh. 23.5-4